SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is June 13, 2019.

MFS® New Discovery Value Fund

Effective immediately, the first paragraph in the section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
You may purchase and redeem shares of the fund each day the New York Stock Exchange (the NYSE) is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, Suite 219341, 430 W 7th Street, Kansas City, MO 64105-1407), by mail ([Fund Name], P.O. Box 219341, Kansas City, MO 64121-9341), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).
Effective immediately the third paragraph in the section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information," the second paragraph under the main heading entitled "Description of Share Classes," and the fourth paragraph in the sub-section entitled "How to Purchase Shares" under the main heading entitled "How To Purchase, Redeem, and Exchange Shares"  are restated in their entirety as follows:
Effective at the close of business on August 14, 2019 (the "Closing Date"), the fund is closed to new investors subject to certain exceptions.  Shareholders of the fund as of the Closing Date can continue to make additional purchases and reinvest distributions in the fund in any account open as of the Closing Date.  Shareholders of the fund as of the Closing Date may also: 1) exercise their one-time Reinstatement Privilege to reinvest in shares of the fund within 90 days of a redemption of fund shares; and 2) transfer some or all of the shares in their account to another account and such account will be treated as having been open as of the Closing Date.
In addition, as of the Closing Date, shares of the fund may be purchased by the following investors:
1)
Retirement plans other than traditional IRAs, SIMPLE IRAs, Roth IRAs, SEP plans, and SARSEP plans if the fund was offered or officially selected as an investment option by such plan (or any predecessor plan or other plan sponsored by the same employer) as of the Closing Date;

2)	Qualified tuition programs established under Section 529 of the Internal Revenue Code of 1986, as amended, if the fund was offered as an investment option by such program on the Closing Date;
3)
Accounts maintained by a registered broker-dealer on its books for which investment decisions are determined by the registered broker-dealer's home office discretionary model portfolios that are controlled by a centralized group responsible for creating such model portfolios and that included the fund as of the Closing Date (approved and recommended fund lists are not included within this exception); and

4)	Investors approved by the fund, the fund's investment adviser, and the fund's distributor.
The fund reserves the right to modify or limit the above exceptions, or re-open the fund at any time without prior notice.
Financial intermediaries are responsible for enforcing these restrictions with respect to their investors.  MFS' ability to monitor financial intermediaries' enforcement of these restrictions is limited by operational systems and the cooperation of financial intermediaries.  In addition, with respect to omnibus accounts, MFS' ability to monitor is also limited by a lack of information with respect to the underlying shareholder accounts.
As of the date of this prospectus, Class T shares are not being offered for sale.
Purchases of Class B shares are closed to new and existing investors except through reinvestment of dividends and capital gain distributions. Existing investors may continue to exchange their Class B shares for the same share class of another MFS fund.

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